UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 8, 2007

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

                (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                On November 9, 2007, Forest announced that the Board of Directors had re-established the office of the Chief Operating Officer and had elected J.C. Ridens, age 51, to serve as Executive Vice President and Chief Operating Officer.  Prior to this appointment, from April 2007 to November 2007, Mr. Ridens served as Forest’s Senior Vice President, Western Region.  Mr. Ridens joined Forest in April 2004 and served as Senior Vice President, Gulf of Mexico Region and subsequently Senior Vice President Southern Region from April 2004 to April 2007.  Before joining Forest, from 2001 to April 2004, Mr. Ridens was employed by Cordillera Energy Partners, LLC, as Vice President of Operations and Exploration.   As Executive Vice President and Chief Operating Officer, Mr. Ridens’ annual base salary will be $350,000.

Item 8.01.              Other Events.

                On November 9, 2007, Forest announced certain changes to its internal organizational structure and changes to the group of persons serving as its executive officers.  The information set forth under Item 5.02 in this Current Report on Form 8-K is hereby incorporated in this Item 8.01 by reference concerning the new office of the Chief Operating Officer.  In addition, Forest announced the following executive officer appointments:

(i)                                     Cyrus D. Marter was appointed to serve as Senior Vice President, General Counsel and Secretary.   Prior to this appointment, Mr. Marter had served as Forest’s Vice President, General Counsel and Secretary.   Mr. Marter joined Forest in June 2002.

(ii)                                  Stephen T. Harpham was appointed to serve as Vice President, Western Region.  Prior to this appointment, since August 2004, Mr. Harpham had served as Manager Reservoir Engineering, Western Region.  Mr. Harpham joined Forest in January 2002 as Reservoir Engineer, Western Region.

Item 9.01.              Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Forest Oil Corporation press release dated November 9, 2007, entitled “Forest Oil Announces Personnel Changes.”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	November 9, 2007	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Forest Oil Corporation press release dated November 9, 2007, entitled “Forest Oil Announces Personnel Changes.”